MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.




FUND LOGO




Quarterly Report

September 30, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


Officers and
Directors

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Joseph T. Monagle Jr., Senior Vice President
Edward F. Gobora, Vice President
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Short-Term Global Income Fund, Inc., September 30, 1999


DEAR SHAREHOLDER

Market Review
On June 30, 1999 and August 24, 1999, the Federal Open Market Committee (FOMC) raised its target for the Federal Funds rate in two 25 basis point (0.25%) increments to 5.25%. These adjustments to monetary policy were as a result of the risks of inflationary pressures and improving global markets. A wider trade deficit and lower inventory accumulation accounted for gross domestic product
(GDP) of 1.6% in the second quarter of the year. Consumer prices were stable, although there were some signs of wage pressures. The US fixed-income market suffered because of investor concerns over further official increases in rates by the FOMC and heavy corporate supply. The two-year US Treasury note rose to 5.595% at the end of the September quarter.

The European Central Bank left interest rates unchanged although signs of an increase in economic activity put upward pressure on yields throughout Europe. For the second quarter, the Eurozone (which is comprised of the 11 countries in the European Monetary Union (EMU)) had a growth of 1.7%. Contributing factors included strong industrial production and an improvement in business and consumer confidence. The consumer price index (CPI) for the EMU member nations was 1.2% for August as inflation rates among the EMU member nations continue to converge. Rising interest rates in the United States and the belief that Eurozone growth will be substantial next year caused German two-year yields to move higher, closing the quarter at 3.662%.

A more positive global outlook and a reduction in production caused commodity prices to recover since the beginning of the year. The value of crude oil has more than doubled since reaching a low of approximately $12 a barrel in February. Fifteen European central banks recently stated their intentions to limit gold sales during the next five years. This announcement pushed gold prices above $300 an ounce for the first time since March. Other base metals such as aluminum, copper and nickel have risen more than 50% since last year.

We have added positions in AA-rated securities denominated in the South African rand. The South African Reserve Bank committed itself toward globalization of its financial system and stabilization of its monetary policy. Agricultural output has been the main contributor to the encouraging GDP growth of 1.7% for the second quarter. A gradual downward movement in official rates, lower inflation and an improving outlook for commodities should be supportive for South African markets.

Economic Outlook
Investors anticipate that US policy makers may raise interest rates by the end of the year because of concerns of labor market tightness and the potential for an increase in consumer prices. A steady increase in the employment rate, high real income and strong consumer spending helped the US economy achieve strong GDP growth for the third quarter. In the Eurozone, falling unemployment, strong domestic demand and an improving export sector may contribute to growth for 1999. In Japan, the economy has rebounded and the downside risks for the economy have clearly receded. Although the employment situation in Japan has been deteriorating, leading labor market indicators are showing signs of improvement.

Currency Outlook
During the September quarter, the euro rallied from historic lows as the risk of moving to parity relative to the US dollar has considerably lessened. Positive results from leading indicators, the growing US current account deficit and narrowing interest rate differentials helped to reverse some of the recent euro weakness. The yen may rise in value because of the diminished expectations of concerted intervention, further outperformance of the Japanese equity market and a worsening US trade deficit. In our opinion, an increase in Japanese government bond yields may discourage domestic investors from diversifying into foreign currency positions. The US dollar's strength has been instrumental in keeping inflation low and supporting the US asset markets. Going forward, the dollar may find it difficult to outperform the euro and the yen because of growing investor optimism concerning growth in Europe and Japan.

Portfolio Strategy
During the quarter ended September 30, 1999, we concentrated the Fund's global investments in high credit-quality securities with maturities of less than two years. Our currency exposure was generally hedged back into US dollars. These strategies provided the Fund with a relatively high level of current income with limited net asset value fluctuation. For the three months ended September 30, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +1.58%, +0.86%, +0.76% and +0.99%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report.)

On average throughout the quarter, Norway was the Fund's largest investment area outside of the United States. We maintained this position because we expected lower interest rates, high credit quality and attractive yields. The Norges Bank raised their key deposit rate last year from 3.5% to 8.0% in order to defend the Norwegian krona from weakening further in response to 1998 financial shocks. The central bank has reinterpreted their monetary policy guidelines and now targets growth and inflation instead of relying solely on the krona. Since the start of the year, interest rates have been lowered 200 basis points to 6.0%. We believe the Norwegian economy should show signs of slowing this year. Lower growth, easing wage and price pressures and a stable currency should allow for a reduction in official interest rates.

On September 30, 1999, we held sovereign, agency and corporate issues denominated in Canadian dollars, Greek drachmas, Icelandic kronas, New Zealand dollars, the Norwegian krone, Polish zloty, the South African rand, British pounds and US dollars. In response to our foreign exchange outlook, the portfolio's currency exposure will, at times, be fully hedged back to the US dollar. Finally, we expect to continue to actively seek opportunities to reduce hedging costs while seeking to maintain the stability in the Fund's net asset values.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Edward F. Gobora)
Edward F. Gobora
Vice President and
Senior Portfolio Manager



November 8, 1999



Merrill Lynch Short-Term Global Income Fund, Inc., September 30, 1999



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                     3 Month        12 Month   Since Inception    Standardized
As of September 30, 1999                                           Total Return   Total Return   Total Return     30-Day Yield
ML Short-Term Global Income Fund, Inc. Class A Shares                 +1.58%          +5.47%         +27.60%           3.35%
ML Short-Term Global Income Fund, Inc. Class B Shares                 +0.86           +3.97          +34.14            2.73
ML Short-Term Global Income Fund, Inc. Class C Shares                 +0.76           +3.85          +17.78            2.48
ML Short-Term Global Income Fund, Inc. Class D Shares                 +0.99           +4.54          +40.95            3.15

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods arefrom 10/21/94 for Class A & Class C Shares and from 8/03/90 for Class B & Class D Shares.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                         +5.47%         +1.26%
Inception (10/21/94) through 9/30/99       +5.06          +4.19

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/99                         +3.97%         -0.03%
Five Years Ended 9/30/99                   +3.86          +3.86
Inception (8/03/90) through 9/30/99        +3.26          +3.26

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/99                         +3.85%         +2.85%
Inception (10/21/94) through 9/30/99       +3.37          +3.37

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                         +4.54%         +0.36%
Five Years Ended 9/30/99                   +4.42          +3.57
Inception (8/03/90) through 9/30/99        +3.82          +3.36

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Short-Term Global Income Fund, Inc., September 30, 1999


SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)
                        Face       Maturity                                                     Interest               Percent of
COUNTRY                Amount        Date                       Issue                            Rate++      Value     Net Assets
Australia      NZ$    4,700,000     2/12/01  New South Wales Treasury Corporation (1)             5.25 %   $  2,398,603    2.4%
                      5,870,000    12/18/00  Toyota Finance Australia (2)                         7.25        3,061,910    3.1

                                             Total Investments in Australia (Cost--$5,626,893)                5,460,513    5.5


Austria        US$    1,700,000     2/05/01  Deutsche Bank Finance NV (2)                         6.375       1,702,040    1.7

                                             Total Investments in Austria (Cost--$1,701,020)                  1,702,040    1.7


Canada                2,600,000     1/30/01  Canadian Government Bond (1)                         5.50        2,580,009    2.6
               C$     8,750,000     9/15/00  European Investment Bank (2)                         6.625       6,017,183    6.1
               US$    4,300,000     1/14/01  Shell Canada Ltd. (4)                                8.875       4,445,469    4.5

                                             Total Investments in Canada (Cost--$12,945,219)                 13,042,661   13.2


Germany        ZAR    2,400,000    11/29/99  Bayer Hypo-Vereinsbank (2)                          14.50          400,247    0.4
               PLN    9,900,000     3/24/00  LB Baden-Wuerttemberg (2)                           19.75        2,445,385    2.5

                                             Total Investments in Germany (Cost--$3,017,625)                  2,845,632    2.9


Greece         GRD  404,000,000     6/15/00  European Investment Bank (2)                         9.15        1,313,867    1.3

                                             Total Investments in Greece (Cost--$1,324,892)                   1,313,867    1.3


Iceland        ISK  379,600,000    10/13/99  ISK Time Deposits (2)                                8.50        5,304,639    5.4

                                             Total Investments in Iceland (Cost--$5,202,138)                  5,304,639    5.4


Netherlands    ZAR    2,800,000    11/30/99  ABN-Amro Bank NV (2)                                14.75          467,095    0.5

                                             Total Investments in the Netherlands (Cost--$460,887)              467,095    0.5


Norway         Nok   40,550,000     1/10/00  Unibank Time Deposits (2)                            6.25        5,233,271    5.3

                                             Total Investments in Norway (Cost--$5,455,328)                   5,233,271    5.3


Poland         PLN    3,400,000     5/22/00  European Bank Reconstruction and Development (2)    18.625         840,244    0.9

                                             Total Investments in Poland (Cost--$914,226)                       840,244    0.9


Sweden         Pound  2,520,000    12/08/99  Kingdom of Sweden (1)                                6.25        4,148,942    4.2
               Sterling
               US$    4,400,000    10/16/00  Swedish Export Credit (2)                            6.25        4,407,775    4.5

                                             Total Investments in Sweden (Cost--$8,609,304)                   8,556,717    8.7


United         US$    3,755,000    10/07/99  Abbey National NA Corp. (2)                          5.399       3,751,670    3.8
States                1,000,000    11/22/99  Abbey National NA Corp. (2)                          5.426         992,330    1.0
                      1,700,000     1/15/01  Associates Corporation of North America (2)          5.85        1,690,956    1.7
                      4,900,000    10/01/99  Associates First Capital Corp. (2)                   5.709       4,900,000    5.0
                      4,900,000    10/04/99  BBL North America Funding Corp. (2)                  5.346       4,897,848    5.0
                      1,800,000    10/21/99  Chase Manhattan Corp. (2)                            5.319       1,794,770    1.8
                      3,000,000    11/01/99  Chase Manhattan Corp. (2)                            5.420       2,986,257    3.0
                      4,900,000    10/25/99  Den Danske Corp. (2)                                 5.393       4,882,687    5.0
                      4,800,000    10/22/99  Den Norske Bank ASA (2)                              5.309       4,785,384    4.9
                      3,200,000    10/14/99  Deutsche Bank AG, NY (2)                             5.385       3,193,875    3.2
                      1,600,000    10/22/99  Deutsche Bank AG, NY (2)                             5.371       1,595,072    1.6
                      4,000,000    10/04/99  Federal Home Loan Mortgage Corporation (3)           5.285       3,998,263    4.1
                      4,552,000    10/01/99  General Motors Acceptance Corp. (5)                  5.770       4,552,000    4.6
                      3,975,000    10/05/99  Halifax Building (5)                                 5.581       3,972,571    4.0
                      3,400,000     3/15/01  NationsBank NA (2)                                   5.75        3,374,398    3.4
                      2,500,000    10/08/99  UBS Finance Delaware Inc. (2)                        5.309       2,497,458    2.5

                                             Total Investments in the United States
                                             (Cost--$53,872,239)                                             53,865,539   54.6


                              Nominal Value
OPTIONS                         Covered by
PURCHASED                        Options

               Currency Call      3,235,750  Euro Dollar, expiring October 1999 at c 1.075                        4,206    0.0
               Options            1,278,388  Greek Drachma, expiring February 2000 at GRD 340                     3,861    0.0
               Purchased          3,418,698  Polish Zloty, expiring October 1999 at PLN 4.4                      44,272    0.1

                                             Total Options Purchased (Premiums Paid--$47,339)                    52,339    0.1


               Total Investments (Cost--$99,177,110)                                                         98,684,557  100.1

               Unrealized Depreciation on Forward Foreign Exchange Contracts++++                               (198,792)  (0.2)

               Other Assets Less Liabilities                                                                     74,397    0.1
                                                                                                           ------------  ------
               Net Assets                                                                                  $ 98,560,162  100.0%
                                                                                                           ============  ======

               Net Asset Value:    Class A--Based on net assets of $7,739 and 991 shares
                                            outstanding                                                    $       7.81
                                                                                                           ============
                                   Class B--Based on net assets of $90,337,108 and 11,762,613
                                            shares outstanding                                             $       7.68
                                                                                                           ============
                                   Class C--Based on net assets of $13,564 and 1,792 shares
                                            outstanding                                                    $       7.57
                                                                                                           ============
                                   Class D--Based on net assets of $8,201,751 and 1,067,685
                                            shares outstanding                                             $       7.68
                                                                                                           ============



               Corresponding industry groups for securities (percent of net assets):
            (1)Sovereign Government Obligations--9.2%
            (2)Financial Services--73.6%
            (3)Sovereign/Regional Government Obligations--Agency--4.1%
            (4)Petroleum Company--4.5%
            (5)Financial Company--8.6%
             ++Commercial Paper and certain US Treasury and Foreign Treasury
               Obligations are traded on a discount basis; the interest rates shown reflect the yield-to-maturity at the time of purchase by the Fund.
               Other securities bear interest at the rates shown, payable at the fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes;
               the interest rates shown are those in effect at September 30, 1999.
           ++++Forward foreign exchange contracts as of September 30, 1999 were as follows:


                                                         Unrealized
               Foreign Currency        Expiration       Appreciation
               Sold                       Date         (Depreciation)

               C$       9,184,918     October 1999     $   (23,313)
               Euro     3,250,000     October 1999         (43,696)
               Euro     1,200,000    February 2000           2,982
               ISK    379,600,000     October 1999        (126,314)
               Pound    2,229,058     October 1999         (87,903)
               Sterling
               Nok     37,755,772     October 1999         (65,166)
               NZ$     11,183,854     October 1999         142,404
               ZAR      5,781,437    November 1999           2,214

               Total Unrealized Depreciation on Forward
               Foreign Exchange Contracts--Net
               (US$ Commitment--$31,382,561)           $  (198,792)
                                                       ===========